ADDENDUM TO AGREEMENT(S)

     This is an ADDENDUM, dated as of October 1, 2001, to the agreement(s) (which may be administrative services, sales and services, bank agency, and/or other services or sales agreement(s) (the "Agreement(s)") between you (or your affiliate) (collectively, the "Company") and Neuberger Berman Management Inc. ("NBMI") or any mutual funds for which NBMI is administrator (the "Funds").

     WHEREAS, the Company and NBMI or the Funds are parties to the Agreement(s) pursuant to which shares of the Funds are made available to clients of the Company and the Company provides services to the Funds on behalf of NBMI with respect to the clients.

     WHEREAS, in December 2000 and February 2001, the Funds were reorganized (the "Reorganization") from a two-tiered master-feeder structure to a single-tiered multi-class structure, in which the investment companies that had been known as "Neuberger Berman Equity Trust," "Neuberger Berman Income Trust," and "Neuberger Berman Equity Assets" (collectively, the Old Trust") and their series, such as "Neuberger Berman Guardian Trust" or "Neuberger Berman Partners Assets" (each, a "feeder fund") were reorganized into the investment company known as Neuberger Berman Equity Funds (the "Trust") and the feeder funds became part of the corresponding series of the Trust (each, a "Fund"); for example, "Neuberger Berman Guardian Trust" became part of "Neuberger Berman Guardian Fund" and "Neuberger Berman Partners Assets became part of "Neuberger Berman Partners Fund."

     WHEREAS, each Fund was organized into classes corresponding to the feeder funds, such that "Neuberger Berman Focus Fund" became "Neuberger Berman Focus Fund Investor Class"; "Neuberger Berman Guardian Trust" became "Neuberger Berman Guardian Fund Trust Class"; and "Neuberger Berman Partners Assets" became "Neuberger Berman Partners Fund Advisor Class."

     WHEREAS, the parties wish to amend the Agreement(s) to reflect the Reorganization.

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties agree as follows:

1. Each Agreement is hereby amended by deleting the names of the investment companies listed in the left column wherever they may appear therein and substituting therefor the names and classes of the investment companies listed in the right column:

________________________________________________________________________________

          OLD NAMES                                   NEW NAMES
Neuberger Berman Equity Funds       Neuberger Berman Equity Funds Investor Class
Neuberger Berman Income Funds       Neuberger Berman Income Funds Investor Class
Neuberger Berman Equity Trust       Neuberger Berman Equity Funds Trust Class
Neuberger Berman Income Trust       Neuberger Berman Income Funds Trust Class
Neuberger Berman Equity Assets      Neuberger Berman Equity Funds Advisor Class
________________________________________________________________________________

2. The list of Funds designated as Appendix A (or, in some Agreements, as another exhibit or schedule), to each Agreement is hereby deleted in its entirety and replaced by the appropriate new Appendix A (or exhibit or schedule) attached to this Addendum, as follows:

     (a) Administrative Services Agreements with NBMI relating to Neuberger Berman Equity Trust, Neuberger Berman Income Trust, Neuberger Berman Equity Assets and/or Neuberger Berman Equity Series: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by "Appendix A-Admin.-Trust and Advisor Classes" attached hereto.

     (b) Sales and Services Agreements or Bank Agency Agreements with NBMI relating to Neuberger Berman Equity Assets: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by "Appendix A-12b-1-Advisor Class" attached hereto.

     (c) Administrative Services Agreements with Neuberger Berman' Equity Funds or Neuberger Berman Income Funds: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by "Appendix A-Admin. Investor Class" attached hereto.

     (d) Sales, Fund/SERV, Networking or Agency Agreements with NBMI relating to Neuberger Berman Equity Funds or Neuberger Berman Income Funds: Appendix A (or other exhibit or schedule) is hereby deleted in its entirety and replaced by "Appendix A-Trading-Investor Class" attached hereto.

     Notwithstanding anything to the contrary in the Agreements, NBMI may from time to time update Appendix A (or other exhibit or schedule) to the Agreement, with a copy to the Company in due course, to add a new Fund, delete an inactive or terminated Fund, or reflect the change of name of a Fund. The establishment by the Company of an account in any Fund, whether or not as yet reflected on an updated Appendix A or exhibit or schedule, shall constitute the agreement by the Company and NBMI to be bound by the provisions of this Agreement with respect to that Fund.

3. Except as modified hereby, all other terms and conditions of the Agreement(s) shall remain in full force and effect.

4. This Addendum may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same Addendum.

[COMPANY]                                   NEUBERGER BERMAN
                                            MANAGEMENT INC.

By: _________________________               By: /s/ ROBERT CONTI
                                                ________________________

Name:                                       Name: ROBERT CONTI
Title:                                      Title: SNR VICE PRESIDENT

                   APPENDIX A-Admin.-Trust and Advisor Classes

____________________________________________________________________________________________________________________________________

NAME OF FUND AND CLASS                                                                   CUSIP                     NASDAQ SYMBOL
____________________________________________________________________________________________________________________________________

Neuberger Berman Equity Funds, Trust Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Century Fund Trust Class                                                640917878
____________________________________________________________________________________________________________________________________

Neuberger Berman Focus Fund Trust Class                                                  640917506                 NBFCX
____________________________________________________________________________________________________________________________________

Neuberger Berman Genesis Fund Trust Class                                                640917100                 NBGEX
____________________________________________________________________________________________________________________________________

Neuberger Berman Guardian Fund Trust Class                                               640917209                 NBGTX
____________________________________________________________________________________________________________________________________

Neuberger Berman International Fund Trust Class                                          640917704
____________________________________________________________________________________________________________________________________

Neuberger Berman Manhattan Fund Trust Class                                              640917308                 NBMTX
____________________________________________________________________________________________________________________________________

Neuberger Berman Millennium Fund Trust Class                                             640917803                 NBMOX
____________________________________________________________________________________________________________________________________

Neuberger Berman Partners Fund Trust Class                                               640917407                 NBPTX
____________________________________________________________________________________________________________________________________

Neuberger Berman Regency Fund Trust Class                                                640917886                 NBREX
____________________________________________________________________________________________________________________________________

Neuberger Berman Socially Responsive Fund Trust Class                                    640917860                 NBSTX
____________________________________________________________________________________________________________________________________

Neuberger Berman Technology Fund Trust Class                                             640917852
____________________________________________________________________________________________________________________________________

Neuberger Berman Income Funds, Trust Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Limited Maturity Bond Fund Trust Class                                  640916201                 NBLTX
____________________________________________________________________________________________________________________________________

Neuberger Berman Equity Funds, Advisor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Focus Fund Advisor Class                                                64122M209                 NBFAX
____________________________________________________________________________________________________________________________________

Neuberger Berman Genesis Fund Advisor Class                                              64122M605                 NBGAX
____________________________________________________________________________________________________________________________________

Neuberger Berman Guardian Fund Advisor Class                                             64122M308                 NBGUX
____________________________________________________________________________________________________________________________________

Neuberger Berman Manhattan Fund Advisor Class                                            64122M407                 NBMBX
____________________________________________________________________________________________________________________________________

Neuberger Berman Partners Fund Advisor Class                                             64122M506                 NBPBX
____________________________________________________________________________________________________________________________________

                         APPENDIX A-12b-l-Advisor Class

____________________________________________________________________________________________________________________________________

NAME OF FUND AND CLASS                                                                   CUSIP                     NASDAQ SYMBOL
____________________________________________________________________________________________________________________________________

Neuberger Berman Equity Funds, Advisor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Focus Fund Advisor Class                                                64122M209                 NBFAX
____________________________________________________________________________________________________________________________________

Neuberger Berman Genesis Fund Advisor Class                                              64122M605                 NBGAX
____________________________________________________________________________________________________________________________________

Neuberger Berman Guardian Fund Advisor Class                                             64122M308                 NBGUX
____________________________________________________________________________________________________________________________________

Neuberger Berman Manhattan Fund Advisor Class                                            64122M407                 NBMBX
____________________________________________________________________________________________________________________________________

Neuberger Berman Partners Fund Advisor Class                                             64122M506                 NBPBX
____________________________________________________________________________________________________________________________________

                        APPENDIX A-Admin.-Investor Class

Only the Investor Classes of the Funds that correlate with the series of former NB Equity Funds or Income Funds listed on the list of funds attached to the Agreement are covered by the Agreement. For example, if the list of funds contained "Neuberger Berman Focus Fund (a series of Neuberger Berman Equity Funds)" it now will cover "Neuberger Berman Focus Fund Investor Class."

____________________________________________________________________________________________________________________________________

NAME OF FUND AND CLASS                                                                   CUSIP                     NASDAQ SYMBOL
____________________________________________________________________________________________________________________________________

Neuberger Berman Equity Funds, Investor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Century Fund Investor Class                                             641224878                 NBCIX
____________________________________________________________________________________________________________________________________

Neuberger Berman Fasciano Fund Investor Class                                            641224852                 NBFSX
____________________________________________________________________________________________________________________________________

Neuberger Berman Focus Fund Investor Class                                               641224506                 NBSSX
____________________________________________________________________________________________________________________________________

Neuberger Berman Genesis Fund Investor Class                                             641224100                 NBGNX
____________________________________________________________________________________________________________________________________

Neuberger Berman Guardian Fund Investor Class                                            641224209                 NGUAX
____________________________________________________________________________________________________________________________________

Neuberger Berman International Fund Investor Class                                       641224704                 NBISX
____________________________________________________________________________________________________________________________________

Neuberger Berman Manhattan Fund Investor Class                                           641224308                 NMANX
____________________________________________________________________________________________________________________________________

Neuberger Berman Millennium Fund Investor Class                                          641224803                 NBMIX
____________________________________________________________________________________________________________________________________

Neuberger Berman Partners Fund Investor Class                                            641224407                 NPRTX
____________________________________________________________________________________________________________________________________

Neuberger Berman Regency Fund Investor Class                                             641224886                 NBRVX
____________________________________________________________________________________________________________________________________

Neuberger Berman Socially Responsive Fund Investor Class                                 641224605                 NBSRX
____________________________________________________________________________________________________________________________________

Neuberger Berman Technology Fund Investor Class                                          641224860                 NBTFX
____________________________________________________________________________________________________________________________________

Neuberger Berman Income Funds, Investor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman High Yield Maturity Bond Fund Investor Class                            640915864                 NBHAX
____________________________________________________________________________________________________________________________________

Neuberger Berman Limited Maturity Bond Fund Investor Class                               640915203                 NLMBX
____________________________________________________________________________________________________________________________________

Neuberger Berman Municipal Securities Trust Investor Class                               640915401                 NBMUX
____________________________________________________________________________________________________________________________________

Neuberger Berman Institutional Cash Trust Investor Class                                 640916409                 NBIXX
____________________________________________________________________________________________________________________________________

Neuberger Berman Money Funds, Investor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Cash Reserves Fund Investor Class                                       640915104                 NBCXX
____________________________________________________________________________________________________________________________________

Neuberger Berman Government Money Fund Investor Class                                    640915104                 NBGXX
____________________________________________________________________________________________________________________________________

Neuberger Berman Municipal Money Fund                                                    640915302                 NBTXX
____________________________________________________________________________________________________________________________________

                        APPENDIX A-Trading-Investor Class

____________________________________________________________________________________________________________________________________

NAME OF FUND AND CLASS                                                                   CUSIP                     NASDAQ SYMBOL
____________________________________________________________________________________________________________________________________

Neuberger Berman Equity Funds, Investor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Century Fund Investor Class                                             641224878                 NBCIX
____________________________________________________________________________________________________________________________________

Neuberger Berman Fasciano Fund Investor Class                                            641224852                 NBFSX
____________________________________________________________________________________________________________________________________

Neuberger Berman Focus Fund Investor Class                                               641224506                 NBSSX
____________________________________________________________________________________________________________________________________

Neuberger Berman Genesis Fund Investor Class                                             641224100                 NBGNX
____________________________________________________________________________________________________________________________________

Neuberger Berman Guardian Fund Investor Class                                            641224209                 NGUAX
____________________________________________________________________________________________________________________________________

Neuberger Berman International Fund Investor Class                                       641224704                 NBISX
____________________________________________________________________________________________________________________________________

Neuberger Berman Manhattan Fund Investor Class                                           641224308                 NMANX
____________________________________________________________________________________________________________________________________

Neuberger Berman Millennium Fund Investor Class                                          641224803                 NBMIX
____________________________________________________________________________________________________________________________________

Neuberger Berman Partners Fund Investor Class                                            641224407                 NPRTX
____________________________________________________________________________________________________________________________________

Neuberger Berman Regency Fund Investor Class                                             641224886                 NBRVX
____________________________________________________________________________________________________________________________________

Neuberger Berman Socially Responsive Fund Investor Class                                 641224605                 NBSRX
____________________________________________________________________________________________________________________________________

Neuberger Berman Technology Fund Investor Class                                          641224860                 NBTFX
____________________________________________________________________________________________________________________________________

Neuberger Berman Income Funds, Investor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman High Yield Maturity Bond Fund Investor Class                            640915864                 NBHAX
____________________________________________________________________________________________________________________________________

Neuberger Berman Limited Maturity Bond Fund Investor Class                               640915203                 NLMBX
____________________________________________________________________________________________________________________________________

Neuberger Berman Municipal Securities Trust Investor Class                               640915401                 NBMUX
____________________________________________________________________________________________________________________________________

Neuberger Berman Institutional Cash Trust Investor Class                                 640916409                 NBIXX
____________________________________________________________________________________________________________________________________

Neuberger Berman Money Funds, Investor Class
____________________________________________________________________________________________________________________________________

Neuberger Berman Cash Reserves Fund Investor Class                                       640915104                 NBCXX
____________________________________________________________________________________________________________________________________

Neuberger Berman Government Money Fund Investor Class                                    640915104                 NBGXX
____________________________________________________________________________________________________________________________________

Neuberger Berman Municipal Money Fund                                                    640915302                 NBTXX
____________________________________________________________________________________________________________________________________

[Neuberger&Berman Management Inc.(R) LOGO]

605 THIRD AVENUE 2ND FLOOR
NEW YORK, NY 10158-0180
212.476.8800


May 15, 1998


D. Russell Morgan, Esq.
Counsel
National Life of Vermont
One National Life Drive
Montpelier, VT 05604

RE:  Neuberger&Berman Advisers Management Trust
     Service Agreement

Dear Russ:

This letter sets forth the terms and conditions of the services agreement between Neuberger&Berman Management Inc. ("NBMI") and National Life Insurance Company (the "Company"), effective as of the lst day of May, 1997.

The Company, NBMI, Neuberger&Berman Advisers Management Trust (the "Trust") and Advisers Managers Trust have entered into a Fund Participation Agreement, dated the 1st day of May, 1997, as may be amended from time to time (the "Participation Agreement"), pursuant to which the Company, on behalf of certain of its separate accounts (the "Separate Accounts"), purchases shares ("Shares") of certain Portfolios of the Trust ("Portfolios") to serve as an investment vehicle under certain variable annuity and/or variable life insurance contracts ("Variable Contracts") offered by the Company, which Portfolios may be one of several investment options available under the Variable Contracts.

NBMI recognizes that in the course of soliciting applications for its Variable Contracts and in servicing owners of the Variable Contracts, the Company and its agents that are registered representatives of broker-dealers provide information about the Trust and its Portfolios (and Series of Advisers Managers Trust) from time to time, answer questions concerning the Trust and its Portfolios (and Series), including questions respecting Variable Contract owners' interests in one or more Portfolios, and provide services respecting investments in the Portfolios.

NBMI desires that the efforts of the Company and its agents in providing written and oral information and services regarding the Trust to current and prospective Variable Contract owners shall continue.

[Neuberger&Berman Management Inc. LOGO]




National Life Insurance Company
5/15/98
Page 2

Accordingly, the following represents the collective intention and understanding of the services agreement between NBMI and the Company.

The Company and/or its affiliates agree to provide services ("Services") to current and prospective owners of Variable Contracts including, but not limited to: teleservicing support in connection with the Portfolios; delivery of current Trust prospectuses, reports, notices, proxies and proxy statements and other informational materials; facilitation of the tabulation of Variable Contract owners' votes in the event of a meeting of Trust shareholders; maintenance of Variable Contract records reflecting Shares purchased and redeemed and Share balances, and the conveyance of that information to the Trust, its transfer agent, or NBMI as may be reasonably requested; provision of support services including providing information about the Trust and its Portfolios (and Series of Advisers Managers Trust) and answering questions concerning the Trust and its Portfolios (and Series), including questions respecting Variable Contract owners' interests in one or more Portfolios; provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Trust including fund transfers, dollar cost averaging, asset allocation, portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and provision of other services as may be agreed upon from time to time.

In consideration of the Services, NBMI agrees to pay to the Company a service fee at an annual rate equal to fifteen (15) basis points (0.15%) of the average daily value of the Shares held in Separate Accounts. For purposes of computing the payment to the Company under this paragraph, the average daily value of Shares held in Separate Accounts over a monthly period shall be computed by totaling such Separate Accounts' aggregate investment (Share net asset value multiplied by total number of Shares held by such Separate Accounts) on each business day during the calendar month, and dividing by the total number of business days during such month. The payment to the Company under this paragraph shall be calculated by NBMI at the end of each calendar month and will be paid to the Company within thirty (30) days thereafter.

The services agreement shall remain in full force and effect for an initial term of one year, and shall automatically renew for successive one year periods. The services agreement may be terminated by either the Company or NBMI upon 60 days' written notice to the other, and shall terminate automatically upon redemption of all Shares held in Separate Accounts, upon termination of the Participation Agreement, or upon assignment of the Participation Agreement by either the Company or NBMI.

[Neuberger&Berman Management Inc. LOGO]




National Life Insurance Company
5/15/98
Page 3

Notwithstanding the termination of the services agreement, NBMI will continue to pay the service fees in accordance with the preceding paragraph so long as net assets of the Company or a Separate Account remain in a Portfolio, provided such continued payment is permitted in accordance with applicable law and regulation. The services agreement may be amended only upon mutual agreement of the Company and NBMI in writing.

Nothing in the services agreement shall amend, modify or supersede any contractual terms, obligations or covenants among or between any of the Company, NBMI, the Trust or Advisers Managers Trust previously or currently in effect, including those contractual terms, obligations or covenants contained in the Participation Agreement.

If the services agreement is consistent with your understanding of the matters we discussed concerning the Company's provision of the Services, please sign below.

                                      Very truly yours,

                                      NEUBERGER&BERMAN MANAGEMENT
                                      INCORPORATED

                                      By: /s/ Peter Sundman
                                          ___________________________

                                      Name: Peter Sundman
                                      Title: Senior Vice President

                                      Acknowledged and Agreed to:

                                      NATIONAL LIFE INSURANCE
                                      COMPANY

                                      By: /s/ Eileen von Gal
                                          ___________________________

                                      Name: Eileen von Gal
                                      Title: Vice President & Treasurer


                                       3